UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2020

PERIDOT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39551	85-2505555
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2229 San Felipe Street, Suite 1450

Houston, TX 77019

(713) 322-7310

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	PDAC.U	New York Stock Exchange
Class A ordinary shares included as part of the units	PDAC	New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PDAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2020, the Board of Directors (the “Board”) of Peridot Acquisition Corp. (the “Company”) elected Jonathan Silver, age 63, to serve as a Class III non-employee director of the Company for a term ending at the date of the annual meeting to be held in 2023. The Board has determined that Mr. Silver qualifies as an independent director under applicable Securities and Exchange Commission (“SEC”) and New York Stock Exchange rules. Mr. Silver will serve on the Audit and Nominating Committees of the Board.

Mr. Silver is one of the nation’s leading clean economy investors and advisors and has been recognized as one of the United States’ “Top 10 Green Tech Influencers.” Mr. Silver currently serves as a Senior Advisor at a leading investment bank, and Managing Partner of Tax Equity Advisors LLC, which has managed investments in large-scale renewable projects, and has served in such capacities since April 2020 and February 2015, respectively. From 2009 to 2011, Mr. Silver served as Executive Director of the Loan Programs Office during President Obama’s administration, leading the government’s $40 billion clean energy investment fund and its $20 billion advanced automotive technology fund, providing financing for a wide range of solar, wind, geothermal, biofuels, fossil, nuclear energy and electric vehicle projects. Earlier, Mr. Silver co-founded and served as Managing Partner of Core Capital Partners, a successful early-stage investor in battery technology, advanced manufacturing, telecommunications and software and as Managing Director and the Chief Operating Officer of Tiger Management, one of the country’s largest and most successful hedge funds. He began his business career at McKinsey and Company, a global management consulting firm. In addition, Mr. Silver has served as a policy advisor to four U.S. Cabinet Secretaries – Energy, Commerce, Interior and Treasury. Mr. Silver currently serves on the boards of National Grid (NYSE: NGG), a FTSE 15 utility company, Plug Power (NASDAQ: PLUG), the country’s leading manufacturer of hydrogen fuel cells and has served in such capacities since May 2019 and June 2018, respectively. He is also on the board of several privately held clean economy companies. Mr. Silver received his B.A. in Government from Harvard University and has received both the Fulbright and Rotary Graduate Fellowships. The Company believes Mr. Silver’s extensive industry knowledge and leadership experience as an executive and advisor in the clean energy industry, as well his membership on the boards of directors of multiple public and private clean energy companies, qualify him to serve on the Board.

As compensation for his service on the Board, Mr. Silver will receive the Company’s standard compensation for non-employee directors, which is described under the heading “Executive Officer and Director Compensation” in the Company’s registration statement on Form S-1 relating to the Company’s initial public offering, originally filed with the SEC on September 4, 2020.

The Company also entered into an indemnification agreement with Mr. Silver in connection with his appointment to the Board. The indemnification agreement is in substantially the same form as the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1 (File No. 333-248608), filed with the SEC on September 18, 2020.

There are no family relationships between Mr. Silver and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Silver that would require disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Silver and any other person pursuant to which Mr. Silver was appointed as a director of the Company.

Item 8.01. Other Events.

On September 28, 2020, the Company consummated an initial public offering (the “IPO”) of 30,000,000 units (the “Units”) at an offering price of $10.00 per Unit and a private placement with Peridot Acquisition Sponsor, LLC of 8,000,000 private placement warrants at a price of $1.00 per warrant. The net proceeds from the IPO together with certain of the proceeds from the private placement, $300,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except to pay income taxes, or upon the repurchase by the Company, prior to the consummation of a proposed business combination, of the public shareholders’ Class A ordinary shares in connection with certain amendments to the Company’s amended and restated memorandum and articles of association, none of the funds held in the trust account will be released until the earlier of (a) the completion of the Company’s initial business combination or (b) the redemption of 100% of the Class A ordinary shares included in the Units and issued by the Company in the IPO, if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO.

An audited balance sheet as of September 28, 2020 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibits

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2020

PERIDOT ACQUISITION CORP.

By:	/s/ Markus Specks
Name:	Markus Specks
Title:	Chief Financial Officer